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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 26, 2004

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)




   DELAWARE                         001-14593                    22-3586492
-----------------                ----------------            -------------------
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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             (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                         ----------------

                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure.

The following information is furnished pursuant to Item 5, "Other Events and Regulation FD Disclosure". The Company has announced the departure of William G. Davis, Senior Vice President, Claims and James P. Roynan, Senior Vice President, Information Systems, effective January 26, 2004, in conjunction with its ongoing restructuring.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MIIX GROUP, INCORPORATED


                                             By:  /s/ Patricia A. Costante
                                                --------------------------------
                                                Patricia A. Costante
                                                Chairman and CEO

January 26, 2004


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